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                                                                    Exhibit 23.2




                        CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
Chicago Title Corporation:


We consent to the use of our report incorporated herein by reference and to the reference to our firm as experts in the registration statement.



                                                              /s/ KPMG LLP


Chicago, Illinois
March 9, 1999